Supplement dated July 15, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus and
Prospectus dated May 1, 2024, for Protective Aspirations Variable Annuity contracts issued by Protective Life Insurance Company
Protective Variable Annuity Separate Account
Supplement dated July 15, 2024, to the Initial Summary Prospectus, Updating Summary Prospectus and
Prospectus dated May 1, 2024, for Protective Aspirations NY Variable Annuity contracts issued by Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life
This Supplement amends certain information in your variable annuity contract prospectus, initial summary prospectus, and updating summary prospectus (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The following information in the "FUND APPENDIX: FUNDS AVAILABLE UNDER THE CONTRACT" section of the Prospectuses is removed and replaced by the following:

Asset Allocation Type	Portfolio Company – Investment Adviser; Sub-Adviser(s), as applicable	Current Expenses	Average Annual Total Returns (as of 12/31/2023)			SecurePay Protector Rider Allocation Investment Category(2)
			1 Year	5 Year	10 Year
High Yield Bond	Fidelity® VIP High Income Portfolio – Service Class 2 – FMR Investment Management (U.K.) Limited; Fidelity Management and Research (Japan) Limited; Fidelity Management & Research (HK) Limited	1.07%	10.24%	3.60%	3.14%	2

If you have any questions regarding this Supplement, please contact your investment professional or us toll free at
1-800-456-6330. Please keep this Supplement for future reference.

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